UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006


                                   DTLL, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                         0-30608                41-1279182
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


     1650 West 82nd, Suite 1200, Bloomington, MN                   55431
  -------------------------------------------------             ----------
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|X| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|X| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation F-D Disclosure

      We urge you to read all documents filed by us with the U.S. Securities and Exchange Commission because they contain important information. You can see and obtain copies of these documents for free at the Commission's web site, www.sec.gov.

      Explanatory Note: This Report describes various communications, including additional information on a previously announced share exchange transaction. To the extent that this Report constitutes pre-commencement communication related to a share exchange transaction, we have designated that this Report will also constitute the required disclosure pursuant to Securities Act Rule 425 and Securities Exchange Act Rule 14d-2.

1.    Grand Sierra Resorts Corp. Transactions.

      On March 7, 2006, the company announced that we were going to make an exchange offer to GSRC's shareholders to purchase an interest in GSRC in exchange for a newly created class of our preferred stock. As soon as practicable, we intend to proceed with an exchange offer for GSRC stock, creating a new class of preferred stock and file such registration statements with the SEC relating to this exchange offer.

      On March 15, 2006, the Company presented the Share Exchange Offer to the Board of Directors of Grand Sierra Resorts with an initial deadline of Friday March 17, 2006.

      On March 17, 2006, the Company amended the offer and extended the deadline until Friday March 24, 2006.

      On March 17, 2006, the President of Grand Sierra Resort Corporation agreed to the present the offer to the Board of Directors of Grand Sierra Resorts Corporation.

      On March 23, 2006, the Company extended the deadline until Tuesday April 4, 2006.

      On April 6, 2006, the Company extended the deadline until May 9th, 2006.

      On April 21, 2006, the Company increased the price offered to the GSR shareholders.

      On May 9, 2006 the Company extended the offer to Friday June 30, 2006.


ITEM 9.01. Financial Statements and Exhibits

      (d)   Exhibits

            10.1  Letter dated May 9, 2006 to GSRC Board of Directors


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

Exhibit

DTLL

May 9th, 2006

Board of Directors
GRAND SIERRA RESORTS
3468 Rice Street
Vadnais Heights MN 55126

RE:   Proposed Transaction

Dear Members of the Board,

This letter is to extend the deadline of the offer of a proposed transaction, as outlined in the original letter dated March 15, 2006 and subsequent amendments.

We look forward to working with the company to close this transaction and agree to keep this offer open until 5 pm West Coast Time on Friday June 30, 2006.

Sincerely,


Dual Cooper
President


                    Destination Travel Leisure International
            1650 West 82nd Street, Suite 1200, Bloomington, MN 55431

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2006

                                           DTLL, Inc.


                                           By: /s/ Dual Cooper
                                               ---------------------------------
                                               Dual Cooper, President


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